UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2016 (May 24, 2016)

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street

Suite 3000

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Amendment of Incentive Plan

At the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Sanchez Energy Corporation (the “Company”) held on May 24, 2016, the Company’s stockholders approved the Sanchez Energy Corporation Third Amended and Restated 2011 Long Term Incentive Plan (the “Third Amended and Restated 2011 Long Term Incentive Plan”). The Company’s Board of Directors (the “Board”) had previously approved the Third Amended and Restated 2011 Long Term Incentive Plan on April 20, 2016, subject to stockholder approval.

The Third Amended and Restated 2011 Long Term Incentive Plan provides for the award of stock options, stock appreciation rights, restricted stock, phantom stock, other stock-based awards or stock awards, or any combination thereof.  Any director or consultant of the Company or any employee of the Company, a subsidiary of the Company or a Sanchez Group Member (as defined in the Third Amended and Restated 2011 Long Term Incentive Plan) who provides services to the Company or a subsidiary of the Company is eligible to participate in the Third Amended and Restated 2011 Long Term Incentive Plan. The Third Amended and Restated 2011 Long Term Incentive Plan increases the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), available for incentive awards by 5 million additional shares of Common Stock.

The principal terms of the Third Amended and Restated 2011 Long Term Incentive Plan are described in the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 21, 2016, which description is incorporated herein by reference and is qualified in its entirety by reference to the Third Amended and Restated 2011 Long Term Incentive Plan, a copy of which is filed as Exhibit 99.1 and incorporated herein by reference.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

(a) On May 24, 2016, the Company held its Annual Meeting.

(b) The following tables present the final voting results for the items that were presented for stockholder approval.

Election of Gilbert A. Garcia as a Class I director

For	Withheld	Broker Non-Votes

26,327,761	15,264,517	13,009,263

Election of Sean M. Maher as a Class I director

For	Withheld	Broker Non-Votes

26,326,533	15,265,745	13,009,263

Approval of the Third Amended and Restated 2011 Long Term Incentive Plan

For	Against	Abstain	Broker Non-Votes

21,473,076	19,937,211	181,991	13,009,263

Advisory Vote to Approve the Company’s Executive Compensation

For	Against	Abstain	Broker Non-Votes

23,150,012	18,158,613	283,653	13,009,263

Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2016

For	Against	Abstain

54,122,002	218,753	260,786

Based on the voting as reported above, Gilbert A. Garcia and Sean M. Maher were each elected as a Class I director of the Company, whose term of office will expire on the date of the Company’s 2019 annual meeting of stockholders. The Third Amended and Restated 2011 Long Term Incentive Plan was also approved. In an advisory vote, the Company’s stockholders voted to approve the Company’s executive compensation. In addition, the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2016 was approved.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibits

99.1	Sanchez Energy Corporation Third Amended and Restated 2011 Long Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: May 26, 2016	By:	/s/ Garrick A. Hill
Garrick A. Hill
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibits

99.1	Sanchez Energy Corporation Third Amended and Restated 2011 Long Term Incentive Plan.